REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

The Control Center, Inc.

Los Angeles, California

Opinion on the Financial Statements

We have audited the accompanying balance sheets of The Control Center, Inc. (the "Company") as of September 30, 2018 and 2017, the related statements of operations, stockholder’s equity, and cash flows for the years then ended, and the related notes (collectively referred to as the " financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a stockholder’s deficit at September 30, 2018, and has suffered recurring losses from operations and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As more fully described in Note 4, on October 12, 2018, Summit Healthtech, Inc. (“Summit”) acquired all of the outstanding capital stock of the Company from its sole shareholder. On October 22, 2018, Summit entered into a share exchange agreement with Vitality Biopharma. Inc. (“Vitality”), a publicly held company, pursuant to which Vitality acquired all of the outstanding common stock of Summit and control of the Company.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company's auditor since 2018.

Weinberg & Company, P.A.

Los Angeles, California

January 7, 2019

F-2

THE CONTROL CENTER, INC.

BALANCE SHEETS

	September 30, 2018	September 30, 2017
Assets

Current Assets
Cash	$14,574	$-
Accounts receivable, net	24,464	39,293
Prepaid expenses	31,121	20,569
Total current assets	70,159	59,862

Furniture and equipment, net	12,269	22,087

Total Assets	$82,428	$81,949

Liabilities and Stockholder’s Deficit

Current Liabilities
Bank overdraft	$-	$6,991
Accounts payable and accrued liabilities	52,748	59,765
Deferred revenue	14,350	21,275
Line of credit - bank	194,876	68,779

Total liabilities	261,974	156,810

Stockholder’s Deficit
Common stock, no par value per share; 75,000 shares authorized; 75,000 shares issued and outstanding, respectively	1,000	1,000
Additional paid-in capital	180,000	-
Accumulated deficit	(360,546)	(75,861)
Total stockholder’s deficit	(179,546)	(74,861)
Total liabilities and stockholders’ deficit	$82,428	$81,949

The accompanying notes are an integral part of these financial statements

F-3

THE CONTROL CENTER, INC.

STATEMENTS OF OPERATIONS

	Year Ended September 30,
	2018	2017

Revenues	$573,708	$998,135

Operating expenses:
Salaries and costs of outpatient services	542,410	731,756
General and administrative	304,918	410,934
Total operating expenses	847,328	1,142,690

Loss from operations	(273,620)	(144,555)

Other expense
Interest expense	(11,065)	(4,542)

Net loss	$(284,685)	$(149,097)

The accompanying notes are an integral part of these financial statements

F-4

THE CONTROL CENTER, INC.

STATEMENT OF STOCKHOLDER’S EQUITY

YEARS ENDED SEPTEMBER 30, 2018 and 2017

	Common Stock		Additional paid-in	Retained earnings (Accumulated
	Shares	Amount	capital	deficit)	Total
Balance, October 1, 2016	75,000	$1,000	$-	$181,236	$182,236

Distribution to stockholder	-	-	-	(108,000)	(108,000)
Net loss	-	-	-	(149,097)	(149,097)
Balance, September 30, 2017	75,000	1,000	-	(75,861)	(74,861)

Contribution from stockholder	-	-	180,000	-	180,000
Net loss	-	-	-	(284,685)	(284,685)

Balance, September 30, 2018	75,000	$1,000	$180,000	$(360,546)	$(179,546)

The accompanying notes are an integral part of these financial statements.

F-5

THE CONTROL CENTER, INC.

STATEMENTS OF CASH FLOWS

	Years Ended September 30,
	2018	2017
Operating activities
Net loss	$(284,685)	$(149,097)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,818	7,247
Changes in operating assets and liabilities:
Accounts receivable	14,829	107,350
Prepaid expense	(10,552)	(966)
Accounts payable and accrued liabilities	(7,017)	42,809
Deferred revenue	(6,925)	21,275
Net cash provided by (used in) operating activities	(284,532)	28,618

Investing activities
Purchase of furniture and equipment	-	(13,592)

Financing activities
Bank overdraft	(6,991)	6,991
Line of credit-bank	126,097	4,340
Contribution from (distribution to) stockholder	180,000	(108,000)
Net cash provided by (used in) financing activities	299,106	(96,669)

Net increase (decrease) in cash	14,574	(81,643)
Cash - Beginning of period	-	81,643

Cash - End of period	$14,574	$-
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

F-6

THE CONTROL CENTER, INC.

NOTES TO FINANCIAL STATEMENTS FOR THE

YEARS ENDED SEPTEMBER 30, 2018 AND 2017

1. BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Control Center, Inc. (the “Company”, “we”, “us” or “our”), was incorporated in the State of California on October 16, 2009. The Company’s fiscal year end is September 30.

The Company provides outpatient counselling, psychological assessments, behavioral health programs, and other related services to individuals who are seeking to reduce their use or dependence on drugs, including the use of opiate painkillers.

Going concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in the accompanying financial statements, as of September 30, 2018, the Company had a stockholder’s deficit of $179,546, and for the year ended September 30, 2018, the Company incurred a net loss of $284,685 and used cash in operating activities of $284,532. These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year of the date that the financial statements are issued. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

The ability to continue as a going concern is dependent on the Company attaining and maintaining profitable operations in the future and/or raising additional capital to meet its obligations and repay its liabilities arising from normal business operations when they come due. As more fully described in Note 4, on October 12, 2018, Summit Healthtech, Inc. (“Summit”) acquired all of the outstanding common stock of the Company from its sole shareholder. On October 22, 2018, Summit entered into a share exchange agreement with Vitality Biopharma. Inc. (“Vitality”), a publicly held company, pursuant to which Vitality acquired all of the outstanding common stock of Summit and control of the Company. There is no assurance that the acquisition of the Company by Vitality will result in the Company attaining profitable operations or that we will not require additional source of funds for future operations. If we require additional capital and are unable to obtain it, there would be a material adverse effect on our business, results of operations, and financial condition.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The more significant estimates and assumptions by management include, among others, reserves for accounts receivable, and the accrual of potential liabilities.

Revenues

The Company recognizes revenues from the rendering of services when it is earned, specifically when there is clear evidence that an arrangement exists, the amount of revenue and related costs are fixed and determinable, and collectability is reasonably assured, all of which generally occurs when patients receive the services.

Fees for outpatient counselling, coaching, psychological assessments and other related services are recognized when patients receive the service. Our contracts with patients generally cover periods ranging from one week to four weeks.

F-7

Accounts Receivable

Accounts receivable primarily consists of amounts due from third-party payors (non-governmental) for reimbursement of out-patient services and is recorded net of allowances for doubtful accounts and contractual discounts.

At September 30, 2018, the allowance for doubtful accounts was $12,315. At September 30, 2017, there was no allowance for doubtful accounts. At September 30, 2018, amounts due from third-party payors had increased from September 30, 3017 and the services authorized may be subject to interpretation and negotiation and could result in payments that differ from the Company’s estimates. Accordingly, management estimates the allowance for doubtful accounts based on its historical collection experience. Management also takes into consideration the age of accounts, creditworthiness and current economic trends when evaluating the adequacy of the allowance for doubtful accounts.

Financial Assets and Liabilities Measured at Fair Value

The Company uses various inputs in determining the fair value of its investments and measures these assets on a recurring basis. Financial assets recorded at fair value in the balance sheets are categorized by the level of objectivity associated with the inputs used to measure their fair value. Authoritative guidance provided by Financial Accounting Standards Board (“FASB”) defines the following levels directly related to the amount of subjectivity associated with the inputs to fair valuation of these financial assets:

Level 1	Quoted prices in active markets for identical assets or liabilities.

Level 2	Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly.

Level 3	Unobservable inputs based on the Company’s assumptions.

The carrying value of cash and accounts payable and accrued liabilities approximates their fair value because of the short maturity of these instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Furniture and equipment

Property and equipment are recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation of property and equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the estimated useful lives of the respective assets as follows:

Computer software and equipment	3 years

Office furniture and equipment	5 years

Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the statements of operations. Management assesses the carrying value of property and equipment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. If there is indication of impairment, management prepares an estimate of future cash flows expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value. For the years ended September 30, 2018 and 2017, the Company did not recognize any impairment for its property and equipment.

Income Taxes

The Company is an S Corporation. S corporations are corporations that elect to pass corporate income, losses, deductions, and credits through to their shareholders for federal and state tax purposes. Shareholders of S corporations report the flow-through of income and losses on their personal tax returns and are assessed tax at their individual income tax rates. Accordingly, there is no provision or liability for federal or state income taxes in the accompanying financial statements.

F-8

At September 30, 2018 and 2017, the Company determined there were no material differences between financial statement basis of assets and tax basis of assets. The Company has evaluated whether it has any significant tax uncertainties that would require recognition or disclosure. Primarily due to its S Corporation tax status, the Company does not have any significant tax uncertainties that would require recognition or disclosure. The Company's policy is to recognize interest expense and penalties related to uncertain tax positions as incurred.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers. ASU 2014-09 is a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under current U.S. GAAP and replace it with a principle based approach for determining revenue recognition. Under ASU 2014-09, revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. ASU 2014-09 is effective for private companies beginning after December 15, 2019. Early adoption is permitted. The standard can be adopted either retrospectively to each prior reporting period presented (full retrospective method), or retrospectively with the cumulative effect of initially applying the guidance recognized at the date of initial application (the cumulative catch-up transition method). The Company has assessed the impact adoption of this standard will have on its financial statements and related disclosures. Based on the Company’s assessment, the adoption of this standard will not have a material impact on its revenue recognition policies.

In February 2016, the FASB issued ASU No. 2016-02, Leases. This update will require the recognition of a right-of-use asset and a corresponding lease liability, initially measured at the present value of the lease payments, for all leases with terms longer than 12 months. For operating leases, the asset and liability will be expensed over the lease term on a straight-line basis, with all cash flows included in the operating section of the statement of cash flows. For finance leases, interest on the lease liability will be recognized separately from the amortization of the right-of-use asset in the statement of comprehensive income and the repayment of the principal portion of the lease liability will be classified as a financing activity while the interest component will be included in the operating section of the statement of cash flows. ASU 2016-02 is effective for annual and interim reporting periods beginning after December 15, 2018. Early adoption is permitted. Upon adoption, leases will be recognized and measured at the beginning of the earliest period presented using a modified retrospective approach.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

2. FURNITURE AND EQUIPMENT

Furniture and equipment, stated at cost, less accumulated depreciation consisted of the following:

	September 30, 2018	September 30, 2017

Computer software and equipment	$13,593	$13,593

Office furniture and equipment	17,851	17,851

Less accumulated depreciation	(19,175)	(9,357)

	$12,269	$22,087

Depreciation expense for the years ended September 30, 2018 and 2017 was $9,818 and $7,247, respectively.

F-9

3. LINE OF CREDIT – BANK

The Company has a revolving line of credit with a financial institution is in the amount of $200,000, and is personally guaranteed by the Company’s sole stockholder. The line of credit is an on-demand line of credit and is cancelable at any time by either the Company or the financial institution and any amounts outstanding would be immediately due and payable. The line of credit is unsecured and bears interest at a fluctuating rate equal to the prime rate plus 2.00%, which at September 30, 2018 and September 30, 2017 was 7.00% and 6.25%, respectively. As of September 30, 2018, the balance of the line of credit was $194,876 with $5,124 available. The line of credit was paid off in full on November 27, 2018.

4. ACQUISITION BY SUMMIT HEALTHCARE, INC. AND VITALITY BIOPHARMA, INC.

On October 12, 2018, the Company’s sole stockholder sold 75,000 shares of the Company’s common stock to Summit Healthtech, Inc. (“Summit”), which represented all of the Company’s shares of common stock issued and outstanding. Summit was formed by the Company’s sole shareholder and other individuals to facilitate the acquisition of the Company by Vitality Biopharma, Inc. (“Vitality”), a publicly held company.

On October 19, 2018, Summit entered into a share exchange agreement with Vitality, and Vitality acquired all of the outstanding common stock of Summit for 6,000,000 shares of Vitality’s common stock valued at $9,000,000. Following the closing of the share exchange agreement on October 22, 2108, Summit and the Company became wholly-owned subsidiaries of Vitality, and Summit was renamed Vitality Healthtech, Inc.

F-10